Exhibit 10.1

FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE (LIBOR/PRIME)
(Avistar Communications Corporation)

Fifth Amendment dated as of August 24, 2011  (this “Amendment”) to that certain Second Amended and Restated Revolving Credit Promissory Note dated as of December 22, 2009, as amended, by Avistar Communications Corporation, a Delaware corporation (the “Borrower”), to the order of JPMorgan Chase Bank, N.A. (the “Bank”), in the maximum principal amount of $8,000,000 (the “Promissory Note”).

For value received, the parties hereto hereby agree as follows:

1.	Initially capitalized terms used herein without definition have the meanings given them in the Promissory Note.

2.	The definition of Maximum Facility Amount in Section 1 of the Promissory Note is hereby amended and restated as follows:

“Maximum Facility Amount” shall mean the lesser of (i) Nine Million Dollars ($9,000,000) and (ii) the value assigned by the Bank from time to time, in its sole reasonable discretion, to the collateral, if any, pledged and collaterally assigned to the Bank, and in which the Bank has a first-priority security interest and against which the Bank has a right of setoff, as security for the Borrower’s payment of its obligations under this Note.

3.	The Borrowing Notice is hereby amended and restated as set forth in Exhibit A hereto.

4.	This Amendment shall become effective on the later of the date hereof and the first date by which all of the following shall have occurred :

a.	The Borrower’s payment of $2,500 to the Bank’s counsel in respect of services rendered to the Bank in connection with the Borrower;

b.	The Bank’s receipt of a Reaffirmation of Guaranty substantially in the form attached hereto as Exhibit B, duly executed by each Guarantor; and

c.	The Bank’s receipt of a Secretary’s Certificate substantially in the form of the certificate attached hereto as Exhibit C, duly executed by the Secretary of the Borrower.

d.	The Bank’s receipt of a Form U-1 substantially in the form attached hereto as Exhibit D, duly executed by the Secretary of the Borrower

5.	The Promissory Note, as amended by this Amendment, remains in full force and effect.

6.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

7.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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Note.Second Amended and Restated.005.Amnd-5.002.doc
UCN 006754857000
Facility ID 198245263

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

JPMorgan Chase Bank, N.A.

By:      /s/ Nancy A. Sheppard

            Nancy A. Sheppard
            Managing Director

Avistar Communications Corporation

By:          /s/ Robert F. Kirk

Name: Robert F. Kirk
Title: CEO

By:           /s/ Elias MurrayMetzger

Name: Elias MurrayMetzger
Title: CFO

State of _________                                )
) ss.:
County of ________	)

On the ____ day of August in the year 2011, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of August in the year 2011, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

UCN 006754857000 [Signature Page of Fifth Amendment to
Facility ID 198245263 Second Amended and Restated Revolving Credit Promissory Note]

EXHIBIT A
Form of Borrowing Notice

Date:  __________________

JPMorgan Chase Bank, N.A.
Attn:  Bill Raines
1111 Fannin Street
14th Floor
Houston, Texas 77002
Telecopier:  (800) 576-3217
Telephone:  (713) 750-3217

Gentlemen:

The undersigned hereby requests a Loan (the “Requested Loan”) under the Second Amended and Restated Revolving Credit Promissory Note (Libor/Prime) dated as of December 22, 2009, as amended, by the undersigned to your order with a maximum principal amount of $9,000,000 (as amended, the “Note”).  Initial capitalized terms used herein without definition have the meanings given such terms in the Note.

The undersigned is faxing this Borrowing Notice to you (i) if the Requested Loan is a Prime Loan, by 12:00 noon (NYC time) on the “Disbursement Date” (as specified below) and  (ii) if the Requested Loan is a Libor Loan, by 12:00 noon (NYC time) at least three Banking Days prior to the Disbursement Date.  The undersigned will promptly mail the signed original of this Borrowing Notice to you.

Please book the Requested Loan as follows:

Disbursement Date:                                       _________________ ___, 20___

Amount:                                       $                Type:           ____ LIBOR                                ____ Prime

LIBOR Period (if applicable):                                                      ____ 1 month    ____ 2 months    ____ 3 months

Disbursement Instructions:

The proceeds of the Requested Loan shall be used for working capital purposes.  Immediately upon funding of the Requested Loan, the aggregate principal amount of all Loans then outstanding will be $__________________.

In witness whereof, the undersigned has executed this Borrowing Notice as of the date first written above.

Avistar Communications Corporation

By:
Name:
Title:

By:
Name:
Title:

UCN 006754857000
Facility ID 198245263

EXHIBIT B
Reaffirmation of Guaranty

UCN 006754857000
Facility ID 198245263

EXHIBIT C
Secretary’s Certificate

UCN 006754857000
Facility ID 198245263

EXHIBIT D
Form U-1

UCN 006754857000
Facility ID 198245263